UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
January 26, 2006

New Jersey State of Incorporation	Commission File Number 1-3822	21-0419870 I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 26, 2006, the Board of Directors of Campbell Soup Company approved an amendment to Article IV, Section 2 of the company’s By-Laws, effective January 26, 2006. The amendment provides that expenses incurred by any present, former or future director, officer or employee of the company (a “Covered Person”) in connection with any action, lawsuit, investigation, or proceeding (a “Proceeding”) will be paid by the company unless it is determined that the Covered Person is not entitled to indemnification for such Proceeding. The previous By-Law provision provided that the company would be obligated to pay such expenses only if the Covered Person was determined to be entitled to indemnification for the Proceeding. A copy of the By-Laws, as amended, is filed as Exhibit 3(i) to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits

	3(i)	By-Laws of the Registrant, effective January 26, 2006.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: January 30, 2006

	By:	/s/ Robert A. Schiffner

Robert A. Schiffner Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3(i)	By-Laws of the Registrant, effective January 26, 2006.

3